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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) February 12, 1998


                   American General Hospitality Corporation
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            (Exact Name of Registrant as Specified in its Charter)


Maryland                             1-11903                        75-2648842
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(State or Other                    (Commission                (I.R.S. Employer
Jurisdiction of                   File Number)                  Identification
incorporation)                                                            No.)





          5605 MacArthur Boulevard, Suite 1200, Irving, Texas  75038
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              (Address of Principal Executive Offices  (Zip Code)



      (Registrant's Telephone Number, Including Area Code (972) 550-6800



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        (Former Name or Former Address, If Changed Since Last Report.)
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ITEM 5.     Other Events.

            American General Hospitality Corporation, a Maryland corporation (the "Registrant"), is filing this Current Report on Form 8-K in connection with the issuance of 1,052,650 shares of its Common Stock, par value $0.01 per share (the "Common Stock"). The Common Stock was registered as part of the Company's Registration Statement on Form S-3 (File No. 333-33007), which was declared effective by the Securities and Exchange Commission on August 28, 1997. On February 12, 1998, the Company agreed to sell the shares of Common Stock to Smith Barney Inc. at $26.8375 per share.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

Exhibit     Description
-------     -----------
1.1         Underwriting Agreement, dated February 12, 1998, between the
            Registrant and Smith Barney Inc.




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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        AMERICAN GENERAL HOSPITALITY CORPORATION
                                  (Registrant)


Date:  February 13, 1998
                                   By: /s/ Kenneth E. Barr
                                       -----------------------------------------
                                       Name:   Kenneth E. Barr
                                       Title:  Executive Vice President, Chief
                                               Financial Officer (Principal
                                               Financial Officer), Secretary and
                                               Treasurer



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EXHIBIT INDEX


Exhibit     Description
-------     -----------
1.          Underwriting Agreement, dated February 12, 1998, by and between the
            Registrant and Smith Barney Inc.




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